SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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TARGETED GENETICS CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April      , 2005
Dear Fellow Shareholder:
      You are cordially invited to attend Targeted Genetics Corporation’s 2005 Annual Meeting of Shareholders. The annual meeting will be held on Thursday, May 26, 2005, at 9:00 a.m. local time, at the Washington Athletic Club, 1325 Sixth Avenue, Seattle, Washington.
      At the annual meeting, you will be asked to:

•	elect two Class 2 directors to Targeted Genetics’ Board of Directors;

•	amend our Amended and Restated Articles of Incorporation to increase the authorized common stock from 120,000,000 shares to 180,000,000 shares; and

•	ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.
      The Board of Directors recommends that you vote “FOR” election of the nominees for director, “FOR” the amendment of the Articles of Incorporation, and “FOR” ratification of the appointment of the independent registered public accounting firm.
      You should read carefully the accompanying Notice of Annual Meeting of Shareholders and proxy statement for additional information.
      Whether or not you plan to attend the annual meeting, please read the enclosed proxy statement. Then please mark your votes on the enclosed proxy card, sign and date the proxy card and return it promptly in the enclosed postage-prepaid envelope. Your shares will be voted in accordance with the instructions you give on your proxy card. If you attend the annual meeting, you may vote in person if you wish, even if you previously returned your proxy card. Your prompt cooperation is greatly appreciated.

Sincerely,

H. Stewart Parker
President and Chief Executive Officer
PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD.

NOTICE OF THE 2005 ANNUAL MEETING OF SHAREHOLDERS
PROPOSAL ONE ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Option Grants in Last Fiscal Year
Aggregated Option Exercises in 2004 and Fiscal Year-End Option Values
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PRINCIPAL SHAREHOLDERS
PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL TWO AMENDMENT OF THE RESTATED ARTICLES
The Board of Directors recommends that you vote “for” the amendment of the Restated Articles.
PROPOSAL THREE RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors recommends that you vote “for” ratification of the independent registered public accounting firm.
AUDIT COMMITTEE REPORT
CORPORATE GOVERNANCE
OTHER BUSINESS
SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
ANNUAL REPORT AND FORM 10-K
TARGETED GENETICS CORPORATION
ARTICLE 1. Name
ARTICLE 2. Duration
ARTICLE 3. Purpose and Powers
ARTICLE 4. Capital Stock
SERIES B CONVERTIBLE EXCHANGEABLE PREFERRED STOCK
DESIGNATION OF RIGHTS AND PREFERENCES

TARGETED GENETICS CORPORATION
1100 Olive Way, Suite 100
Seattle, Washington 98101

NOTICE OF THE 2005 ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 26, 2005

TO THE SHAREHOLDERS OF TARGETED GENETICS CORPORATION:
      We will hold the 2005 Annual Meeting of Shareholders of Targeted Genetics Corporation on Thursday, May 26, 2005, at 9:00 a.m. local time, at the Washington Athletic Club, 1325 Sixth Avenue, Seattle, Washington, for the following purposes, as more fully described in the proxy statement accompanying this notice:

•	to elect two Class 2 directors to the Board of Directors;

•	to amend our Amended and Restated Articles of Incorporation to increase the authorized common stock from 120,000,000 shares to 180,000,000 shares;

•	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

•	to transact such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.
      At the annual meeting, we will also report on our 2004 business results and other matters of interest to our shareholders.
      The Board of Directors has fixed the close of business on March 25, 2005 as the record date for the annual meeting. Only shareholders of record of common stock on the record date are entitled to notice of and to vote at the annual meeting and any adjournments or postponements of the annual meeting.
      The directors elected will be the two candidates receiving the greatest number of votes cast, in person or by proxy, at the annual meeting. The affirmative vote of the holders of shares representing a majority of our outstanding common stock is required to amend the Amended and Restated Articles of Incorporation. The affirmative vote of the holders of shares representing a majority of the votes cast at the annual meeting, in person or by proxy, is required to ratify the appointment of our independent registered public accounting firm.
      You are cordially invited to attend the annual meeting. To ensure your representation at the annual meeting, however, you should complete, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Your shares will be voted in accordance with the instructions you give on your proxy card. You may revoke your proxy at any time before it is voted by signing and returning a proxy for the same shares bearing a later date, by filing a written revocation with the secretary of Targeted Genetics or by attending the annual meeting and voting in person.
      The approximate date of mailing this proxy statement and the accompanying proxy card is April      , 2005.

By order of the Board of Directors,

Todd E. Simpson
Secretary
Seattle, Washington
April      , 2005

TARGETED GENETICS CORPORATION

PROXY STATEMENT

      This proxy statement is being furnished to holders of shares of common stock of Targeted Genetics Corporation, a Washington corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2005 Annual Meeting of Shareholders and at any adjournments or postponements of the annual meeting. We will hold the annual meeting on Thursday, May 26, 2005, at the Washington Athletic Club, 1325 Sixth Avenue, Seattle, Washington, at 9:00 a.m. local time. The approximate date of mailing of this proxy statement and the accompanying proxy card is April      , 2005.
Matters to Be Considered at the Annual Meeting
      At the annual meeting, shareholders of record of common stock of Targeted Genetics as of the close of business on March 25, 2005 will consider and vote on:

•	the election of two Class 2 directors to the Board of Directors, to hold office until the third annual meeting of shareholders following their election or until their successors are elected and qualified;

•	the amendment of our Amended and Restated Articles of Incorporation, or the Restated Articles, to increase the authorized common stock from 120,000,000 shares to 180,000,000 shares;

•	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

•	such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.
      The Board of Directors recommends that our shareholders vote “FOR” election of the nominees for director, “FOR” amendment of the Restated Articles, and “FOR” ratification of the appointment of the independent registered public accounting firm.
Record Date; Outstanding Shares Entitled to Vote
      Only shareholders of record at the close of business on the record date, March 25, 2005, are entitled to notice of and to vote at the annual meeting. As of the record date, 85,628,244 shares of our common stock were issued and outstanding.
Quorum; Voting
      We have one class of voting securities outstanding, which is designated as common stock, and each share of common stock is entitled to one vote. The presence, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote constitutes a quorum for the transaction of business at the annual meeting.
      The directors elected at the annual meeting will be the two candidates receiving the greatest number of votes cast, in person or by proxy, at the annual meeting. Holders of common stock are not entitled to cumulate votes in the election of directors.
      The affirmative vote of the holders of shares representing a majority of our outstanding common stock is required to amend the Restated Articles.
      The affirmative vote of the holders of shares representing a majority of the votes cast at the annual meeting, in person or by proxy, is required to ratify the appointment of the independent registered public accounting firm.

      Any broker, bank, nominee, fiduciary or other custodian who holds shares of our common stock for the account of a customer who is the beneficial owner of those shares, and who does not receive specific instructions from the customer on how to vote, has the power to vote those shares at its discretion in the election of directors and for other routine matters for which it has not received voting instructions. A “broker non-vote” occurs when the custodian may not vote, or give a proxy to vote, a customer’s shares because the customer did not provide voting instructions with respect to a non-routine matter on which the custodian does not have discretionary authority to vote. Because custodians will have discretionary voting authority with respect to the election of directors and the ratification of the appointment of the independent registered public accounting firm, there will be no broker non-votes with respect to these proposals. With respect to the proposal to amend our Restated Articles, broker non-votes will have the same effect as votes against that proposal because approval of that proposal requires the affirmative vote of holders of shares representing a majority of our outstanding common stock.
      An abstention occurs when a shareholder affirmatively instructs the vote to be withheld (by checking the “withhold authority to vote” box on the proxy card) or when a shareholder who has not given a proxy is present at the meeting but does not cast a ballot. Shares of our common stock subject to abstentions are treated as present at the annual meeting and will therefore be counted toward establishing the presence of a quorum. Abstentions are not treated as votes cast, however, so abstentions will have no effect on the election of directors, which outcome is determined by a plurality of the votes cast, or on the proposal to ratify the appointment of the independent registered public accounting firm, which outcome is determined by a majority of the votes cast. With respect to the proposal to amend our Restated Articles, abstentions will have the same effect as votes against that proposal because approval of that proposal requires the affirmative vote of holders of shares representing a majority of our outstanding common stock.
      As of the record date, our directors and executive officers and their affiliates beneficially owned approximately 4.2% of the outstanding shares of our common stock, as beneficial ownership is defined under federal securities laws. Each of our directors and executive officers plans to vote or direct the vote of all shares of common stock over which he or she has voting control in favor of the election of the nominees for director, the amendment of the Restated Articles and ratification of the appointment of the independent registered public accounting firm.
Proxies
      Shares of common stock represented by properly executed proxies that we receive at or before the annual meeting that have not been revoked will be voted at the annual meeting in accordance with the instructions contained on the proxy card. Shares of common stock represented by properly executed proxy cards for which no instruction is given will be voted “for” the election of the nominees for director, “for” amendment of the Restated Articles and “for” ratification of the independent registered public accounting firm.
      To ensure that your shares are voted, please complete, sign, date and return promptly the enclosed proxy card in the postage-prepaid envelope we have provided. You may revoke a proxy by:

•	submitting a later-dated proxy for the same shares at any time before the vote;

•	delivering written notice of revocation to the Secretary of Targeted Genetics at any time before the vote; or

•	attending the annual meeting and voting in person. Merely attending the annual meeting will not in and of itself revoke a proxy.
      If the annual meeting is postponed or adjourned for any reason, at any subsequent reconvening of the annual meeting all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.
Proxy Solicitation
      The enclosed proxy is solicited on behalf of our Board of Directors. We will bear the cost of soliciting proxies from our shareholders. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, facsimile, e-mail, in person or otherwise. We will not additionally compensate our directors, officers and employees for this solicitation but will reimburse them for the out-of-pocket expenses that they incur. We will reimburse persons who hold our common stock of record but not beneficially, such as brokerage firms, nominees, fiduciaries and other custodians, for the reasonable expenses they incur in forwarding solicitation materials to, and requesting authority for the exercise of proxies from, the persons for whom they hold the shares.

PROPOSAL ONE
ELECTION OF DIRECTORS
The Board of Directors recommends that you vote “for” election of the nominees for director.
      Our bylaws provide that the Board of Directors shall be composed of not less than one nor more than nine directors. At present, we have seven directors, each of whom is placed into one of three classes such that, to the extent possible, there is an equal number of directors in each class. Every director subsequently elected to the Board of Directors generally holds office for a three-year term and until his or her successor is elected and qualified. However, if a director resigns from the Board of Directors before his or her term expires, the director elected or appointed to fill the resulting vacancy may be designated to a class such that he or she initially must be elected to a shorter term.
      At the annual meeting, two Class 2 directors are to be elected, each to hold office for a three-year term or until his successor is elected and qualified. Joseph M. Davie and Louis P. Lacasse have been nominated for election to the Board of Directors as Class 2 directors. Information is provided below with respect to these nominees and our continuing directors.
      Unless they receive contrary instructions, the persons named as proxies on the enclosed proxy card intend to cast votes represented by properly executed proxy cards for the election of these nominees. If either nominee should become unavailable for any reason, the persons named as proxies intend to cast votes for election of a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that either of the nominees named will be unable to serve if elected.
      If a quorum is present, the two nominees receiving the highest number of votes will be elected to serve as Class 2 directors.
Nominees for Election as Class 2 Directors — Terms to Expire in 2008
      Joseph M. Davie (age 65) has served as a director of Targeted Genetics since October 2000. Dr. Davie was employed by Biogen, Inc., a biopharmaceutical company, from 1993 to 2000, most recently serving as senior vice president, research. From 1987 to 1993, Dr. Davie held several positions at G.D. Searle & Co., including president of research and development and senior vice president of science and technology. Dr. Davie was professor and head of the Department of Microbiology and Immunology at Washington University School of Medicine from 1975 to 1987. He currently serves as a director of Curis, Inc., Inflazyme Pharmaceuticals, Ltd. and several privately held companies. Dr. Davie received his A.B., M.A. and Ph.D. in bacteriology from Indiana University and his M.D. from Washington University School of Medicine.
      Louis P. Lacasse (age 48) has served as a director of Targeted Genetics since May 1998. Mr. Lacasse has served as president of GeneChem Management, Inc. and as manager of GeneChem Technologies Venture Fund L.P. and GeneChem Theraputics Venture Fund, L.P., two venture capital funds, since May 1997. He served as vice president (Healthcare and Biotechnology) of SOFINOV, an investment subsidiary of Caisse de depot et placement du Quebec, from July 1987 to May 1997. Mr. Lacasse previously served as a director of several private and public companies, including Biochem Pharma Inc. and Axcan Pharma, Inc., and currently serves as a director of several privately held biotechnology companies. Mr. Lacasse received his Bachelor’s degree from the École des Hautes Études Commerciales and his M.B.A. from McGill University.
Continuing Class 1 Directors — Terms Expire in 2007
      Jack L. Bowman (age 72) has served as a director of Targeted Genetics since March 1997. From March 2003 to May 2004, Mr. Bowman served as executive chairman and chairman of the board of NeoRx Corporation and as its chief executive officer from June 2003 to May 2004. From 1987 to

January 1994, Mr. Bowman was a company group chairman at Johnson & Johnson, with primary responsibility for a group of companies in the diagnostic, blood glucose monitoring and pharmaceutical businesses. From 1980 to 1987, he held various positions at American Cyanamid Company, a pharmaceutical company, most recently as executive vice president. Mr. Bowman previously served as a member of the board of trustees of The Johns Hopkins University and currently serves as a director of Celgene Corporation and AVI Biotherapeutics, Inc.
      Jeremy L. Curnock Cook (age 55) has served as a director of Targeted Genetics since July 1995 and as chairman of the board since February 1998. Mr. Cook founded the International Biochemicals Group in 1975, which was sold to Royal Dutch Shell in 1985, serving as managing director until 1987. From 1987 to 2000, he was a director of Rothschild Asset Management Limited and was responsible for the Rothschild Bioscience Unit. He currently serves as chairman of the board of International Bioscience Managers Ltd. and as a director of SIRNA Therapeutics Inc., Inflazyme Pharmaceuticals, Ltd. and several public and privately held companies outside the United States. Mr. Cook previously served as a director of Cell Therapeutics, Inc. and Creative BioMolecules, Inc. Mr. Cook received his M.A. in Natural Sciences from Trinity College, Dublin.
Continuing Class 3 Directors — Terms Expire in 2006
      Nelson L. Levy (age 63) has served as a director of Targeted Genetics since May 1999. Since 1993, Dr. Levy has served as chairman of the board and chief executive officer of CoreTechs Corporation, a privately held company that focuses on the development and marketing of early-stage technologies. He served as president of Fujisawa Pharmaceutical Company, the U.S. subsidiary of Japan’s third-largest pharmaceutical company, from 1992 to 1993, as chief executive officer of CoreTechs from 1984 to 1992 and as vice president for pharmaceutical research at Abbott Laboratories from 1981 to 1984. Dr. Levy served as a tenured professor of microbiology and immunology at Duke University from 1970 to 1981. He currently serves as a director of several privately held companies and on the scientific advisory boards of several public and privately held biotechnology and pharmaceutical companies. Dr. Levy received his B.A. from Yale University, his M.D. from Columbia University and his Ph.D. from Duke University.
      H. Stewart Parker (age 49) managed the formation of Targeted Genetics as a wholly owned subsidiary of Immunex Corporation (Immunex was subsequently acquired by Amgen) and has served as president, chief executive officer and a director of Targeted Genetics since our inception in 1989. She served in various capacities at Immunex from August 1981 through December 1991, most recently as vice president, corporate development. Ms. Parker also served as president and a director of Receptech Corporation, a company formed by Immunex in 1989 to accelerate the development of soluble cytokine receptor products, from February 1991 to January 1993. She serves on the board of directors and the executive committee of BIO, the primary trade organization for the biotechnology industry, and as a director of several privately held companies. Ms. Parker received her B.A. and M.B.A. from the University of Washington.
      Mark H. Richmond (age 74) has served as a director of Targeted Genetics since July 1996. Since 1996, Dr. Richmond has served as a business consultant and a research fellow of the School of Public Policy, University College London. From January 1993 until his retirement in February 1996, he served as director of research at Glaxo Wellcome plc (previously Glaxo plc), a pharmaceutical company. From October 1990 to December 1993, he served as chairman of the Science and Engineering Research Council in London. Dr. Richmond currently serves as a director of Genentech, Inc., OSI Pharmaceuticals and several privately held biotechnology companies. He received his Ph.D. and D. Sc. from Cambridge University, England.
Director Compensation
      Directors who are employees of Targeted Genetics do not receive any fees for their services as directors. We pay directors who are not employees of Targeted Genetics an annual retainer of $10,000

($15,000 in the case of the chairman of the Board of Directors). We pay directors who are not employees of Targeted Genetics and members of the committees of the Board of Directors the following annual retainers:

•	Audit Committee — $4,000 ($5,000 in the case of the chairman of the committee);

•	Compensation Committee — $3,000 ($4,000 in the case of the chairman of the committee); and

•	All other board committees — $1,000 ($2,000 in the case of the chairman of each of those committees).
      We pay directors who are not employees of Targeted Genetics attendance fees of $1,000 per Board meeting ($1,500 in the case of the chairman) and $500 for each committee meeting ($750 in the case of a committee chairman). We also reimburse our directors for travel expenses that they incur in attending meetings.
      Our stock option grant program for nonemployee directors provides that each elected or appointed director who is not otherwise an employee of Targeted Genetics is eligible to receive stock option grants under our 1999 Stock Option Plan, including an initial grant of a non-qualified stock option, or NSO, to purchase 10,000 shares of our common stock and an annual grant, given every year thereafter, immediately following our annual meeting, of a NSO to purchase 20,000 shares of our common stock. Initial NSOs granted to nonemployee directors vest over a three-year period and the annual NSOs granted to nonemployee directors vested over a one-year period.
Director Nominations Process
      Our Board of Directors has adopted a charter of the Nominating and Corporate Governance Committee, or Nominating Committee, that describes the process by which candidates for possible inclusion in our recommended slate of director nominees are selected. The Board of Directors may amend this charter at any time, in which case the most current version will be available on our web site at http://www.targetedgenetics.com. Under its charter, the Nominating Committee is responsible for developing criteria for identifying and evaluating nominees for the Board of Directors.
     Process for Identifying Candidates
      Our Nominating Committee has two primary methods for identifying candidates beyond those proposed by our shareholders. On a periodic basis, the Nominating Committee may solicit ideas for possible candidates from a number of sources, including members of the Board of Directors, senior-level management, individuals personally known to the members of the Board of Directors and research, including publications, databases and Internet searches. In addition, the Nominating Committee may from time to time use its authority under its charter to retain a search firm to identify candidates.
     Nomination Right of Shareholders
      In accordance with our bylaws and applicable law, recommendations for nominations for the election of directors for consideration by the Nominating Committee may be made by any shareholder of record entitled to vote for the election of directors at shareholder meetings held for such purpose. The requirements a shareholder must follow for recommending persons for consideration by the Nominating Committee for election as directors are set forth in our bylaws and the section of this proxy statement entitled “Shareholders Proposals for the 2006 Annual Meeting.”
      Subject to the superior rights, if any, of the holders of any class or series of stock having a preference over our common stock that we may issue in the future, if a shareholder complies with the procedures for recommending persons for consideration by the Nominating Committee for election as directors, the Nominating Committee will conduct the appropriate and necessary inquiries into the backgrounds, qualifications and skills of the shareholder-recommended candidates and, in the exercise of the Nominating Committee’s independent judgment in accordance with the policies and procedures adopted in the Nominating Committee charter, will determine whether to recommend the shareholder-recommended candidates to the Board of Directors for inclusion in the list of candidates for election as directors at the next shareholder meetings held for such purpose.
     Evaluation of Candidates
      The Nominating Committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. If, based on the Nominating Committee’s initial evaluation, a candidate continues to be of interest, the Nominating Committee will generally conduct interviews and arrange for appropriate background and reference checks.
Director Independence and Other Matters
      The Board of Directors has determined each of the following directors to be an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, or NASD: Jack L. Bowman, Jeremy L. Curnock Cook, Joseph M. Davie, Louis P. Lacasse, Nelson L. Levy and Mark H. Richmond.
      The Board of Directors has also determined that each member of the three committees of the Board of Directors meets the independence requirements applicable to those committees prescribed by the NASD and the Securities and Exchange Commission, or SEC.
Committees of the Board of Directors and Meetings
      The committees of our Board of Directors are an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The functions performed by these committees are as follows:
      Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee has general responsibility for monitoring the finance, accounting, audit, review and attest activities and internal controls of Targeted Genetics. In addition, the Audit Committee chooses the certified public accountants to be appointed as the independent registered public accounting firm of Targeted Genetics, and ensures that such firm understands that it shall be ultimately accountable to and report to the Audit Committee. The Audit Committee has the sole authority to retain, evaluate, terminate and replace the independent registered public accounting firm. The members of the Audit Committee are Louis P. Lacasse (chairman), Jeremy L. Curnock Cook and Nelson L. Levy. The Board of Directors has determined that Messrs. Curnock Cook and Lacasse and Dr. Levy are “audit committee financial experts,” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC, and that each of the members of the Audit Committee is independent in accordance with applicable NASDAQ listing standards and the rules and regulations of the SEC. A listing of the relevant experience that qualify Messrs. Curnock Cook and Lacasse and Dr. Levy as “audit committee financial experts” can be found in their biographical information contained at the beginning of “Proposal One — Election of Directors.” The Audit Committee held four meetings during 2004. The report of the Audit Committee is set forth below.
      Compensation Committee. The Compensation Committee operates under a written charter adopted by the Board of Directors. The Compensation Committee establishes salaries, incentives, option grants and other forms of compensation for our directors and executive officers. The Compensation Committee also administers our various incentive compensation and benefit plans, including our stock option plans, and recommends the establishment of policies relating to our incentive compensation and benefit plans. The members of this committee are Jack L. Bowman (chairman), Joseph M. Davie and Mark H. Richmond, each of whom are independent directors. The

Compensation Committee held three meetings during 2004. The report of the Compensation Committee is set forth below.
      Nominating and Corporate Governance Committee. The Nominating Committee operates under a written charter adopted by the Board of Directors. The Nominating Committee ensures that the Board of Directors is appropriately constituted to meet its fiduciary obligations to the shareholders and Targeted Genetics, monitors and safeguards the independence of the Board of Directors and provides a leadership role in shaping the corporate governance of Targeted Genetics. The members of this committee are Nelson L. Levy (chairman), Jeremy L. Curnock Cook and Louis P. Lacasse. The Nominating Committee held one meeting in 2004.
      During 2004, there were four meetings of our Board of Directors. Each of our directors attended 75% or more of the meetings of the Board of Directors and the meetings held by all committees on which he or she served. All of our directors attended our 2004 annual meeting of shareholders.
Compensation Committee Interlocks and Insider Participation
      During the fiscal year ended December 31, 2004, Mr. Bowman, Mr. Davie and Mr. Richmond served on the Compensation Committee of the Board of Directors. No member of the Compensation Committee was an officer or employee of Targeted Genetics. None of our executive officers served during the year ended December 31, 2004, as a member of the compensation committee or board of directors of any entity that has an executive officer serving as a member of our Compensation Committee or Board of Directors.

EXECUTIVE OFFICERS
      The following table lists the executive officers of Targeted Genetics, who will serve in the capacities noted until their successors are duly appointed and qualified.

Name	Age	Position

H. Stewart Parker	49	President, Chief Executive Officer and Director
Barrie J. Carter, Ph.D	60	Executive Vice President and Chief Scientific Officer
Todd E. Simpson	44	Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary
      H. Stewart Parker’s biography is contained in the section of this proxy statement entitled “Proposal One — Continuing Class 3 Directors — Terms Expire in 2006.”
      Barrie J. Carter has served as an executive vice president of Targeted Genetics since August 1992. Dr. Carter has served as chief scientific officer since January 2001 and was director of research and development from August 1992 to December 2000. Before joining Targeted Genetics he was employed for 22 years by the National Institutes of Health, or NIH. He served as chief of the laboratory of molecular and cellular biology in the National Institute for Diabetes and Digestive and Kidney Diseases from 1982 to 1992. From 1995 to 2000, he was an affiliate professor of medicine at the University of Washington Medical School. Dr. Carter received his B.Sc. (Honors) from the University of Otago, Dunedin, New Zealand and his Ph.D. in biochemistry from the University of Otago Medical School. He then spent a period of postdoctoral training at the Imperial Cancer Research Fund Laboratories in London before joining the NIH. His long-term research interests are in the molecular biology of viruses, development of AAV vectors and gene therapy. Dr. Carter serves on the editorial board of Human Gene Therapy, as a section editor of Current Opinion in Molecular Therapeutics and as an associate editor of Virology. He also serves as a member of the advisory committee to the director of the NIH and as a director of the American Society for Gene Therapy.
      Todd E. Simpson has served as vice president, finance and administration, chief financial officer, treasurer and secretary of Targeted Genetics since October 2001. From January 1996 to October 2001, Mr. Simpson served as vice president, finance and administration and chief financial officer of Aastrom Biosciences, Inc., a public life science company focused on the development of cell-based therapeutics. From August 1995 to December 1995, he served as treasurer of Integra LifeSciences Corporation, a public biotechnology company, which acquired Telios Pharmaceuticals, Inc. in August 1995. From 1992 until its acquisition by Integra, he served as vice president of finance and chief financial officer of Telios and in various other finance-related positions. From 1983 to 1992, Mr. Simpson practiced public accounting with the firm of Ernst & Young LLP. Mr. Simpson is a certified public accountant. He received his B.S. in accounting and computer science from Oregon State University.

EXECUTIVE COMPENSATION
Compensation Summary
      The following table lists all compensation earned during 2004, 2003 and 2002 by our chief executive officer and our other executive officers whose salary and bonus exceeded $100,000 for 2004, referred to collectively as our “Named Executive Officers”:
Summary Compensation Table

				Long-Term
				Compensation
				Awards

		Annual Compensation		Securities
				Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Options(#)	Compensation($)

H. Stewart Parker(1)	2004	$398,000	$81,969	200,000	$3,876
President and Chief Executive	2003	364,000	191,100	100,000	565
Officer	2002	364,000	—	130,000	3,290
Barrie J. Carter, Ph.D.(2)	2004	265,000	38,984	150,000	4,953
Executive Vice President and	2003	243,320	90,870	70,000	1,531
Chief Scientific Officer	2002	243,320	—	50,000	3,694
Todd E. Simpson(3)	2004	240,000	35,306	150,000	26,478
Vice President, Finance and	2003	210,000	78,750	70,000	24,192
Administration, Chief Financial	2002	210,000	—	12,500	103,405
Officer, Treasurer and Secretary

(1)	“All Other Compensation” for Ms. Parker consists of matching contributions to a 401(k) savings plan of $3,250 in 2004, zero in 2003 and $2,750 in 2002; and excess life insurance premiums of $626 in 2004, $565 in 2003 and $540 in 2002.

(2)	“All Other Compensation” for Dr. Carter consists of matching contributions to a 401(k) savings plan of $3,250 in 2004, zero in 2003 and $2,750 in 2002; and excess life insurance premiums of $1,703 in 2004, $1,531 in 2003 and $944 in 2002.

(3)	“All Other Compensation” for Mr. Simpson consists of relocation costs of $75,463 in 2002; forgiveness of an installment payment and interest on a relocation assistance loan of $23,000 in 2004, $24,000 in 2003 and $25,000 in 2002 in accordance with the terms of the loan; matching contributions to a 401(k) savings plan of $3,250 in 2004, zero in 2003 and $2,750 in 2002; and excess life insurance premiums of $228 in 2004 and $192 in 2003 and 2002.

Option Grants in 2004
      The following table provides information regarding options granted to the Named Executive Officers during 2004:
Option Grants in Last Fiscal Year

	Individual Grants

		Percent of			Potential Realizable Value at
	Number of	Total Options			Assumed Annual Rates of
	Shares	Granted to			Stock Price Appreciation for
	Underlying	Employees in	Exercise		Option Term(3)
	Options	Last Fiscal	Price	Expiration
Name	Granted(1)	Year(2)	($/Share)	Date	5%($)	10%($)

H. Stewart Parker	200,000	8.3%	$1.31	5/20/2014	$164,770	$417,561
Barrie J. Carter, Ph.D.	150,000	6.3%	1.31	5/20/2014	123,578	313,170
Todd E. Simpson	150,000	6.3%	1.31	5/20/2014	123,578	313,170

(1)	Options are granted at the fair market value on the date of grant and vest over four years, with 6.25% of each grant becoming exercisable each quarter, beginning three months after the date of grant. Specified changes in control of Targeted Genetics can trigger accelerated vesting of stock options and rights to related payments.

(2)	We granted our employees options to purchase a total of 2,397,950 shares of our common stock. In addition in 2004 we granted our directors options to purchase 120,000 shares of our common stock.

(3)	The dollar amounts set forth as potential realizable values are calculated based on assumed rates of appreciation of 5% and 10% and are not intended to forecast future appreciation. The Named Executive Officers will realize no value if our stock price does not exceed the exercise price of the options.
Option Exercises in 2004 and Fiscal Year-End Option Values
      The following table provides information regarding unexercised options held as of December 31, 2004 by the Named Executive Officers. No options were exercised by the Named Executive Officers during 2004.
Aggregated Option Exercises in 2004 and Fiscal Year-End Option Values

	Total Number of Securities		Value of Unexercised
	Underlying Unexercised		In-the-Money Options at
	Options at Fiscal Year-End(#)		Fiscal Year-End($)(1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

H. Stewart Parker	790,069	202,475	$118,000	$42,000
Barrie J. Carter, Ph.D.	418,679	150,813	82,900	31,500
Todd E. Simpson	228,593	178,907	82,900	31,500

(1)	The value of unexercised options is calculated based on the closing share price of our common stock on the NASDAQ SmallCap Market on December 31, 2004, which was $1.55 per share, net of the option exercise price.
Change in Control Arrangements
      Senior Management Employment Agreements. In October 1996, we entered into Senior Management Employment Agreements with both H. Stewart Parker and Barrie J. Carter. We entered into a substantially similar agreement with Todd E. Simpson on October 1, 2001. These agreements provide that, following a “change in control” (as that term is defined in the agreements), each executive who continues to be employed by the surviving company will be entitled to receive an annual base salary that is not less than his or her salary in effect before the change in control and an annual bonus at least equal to the average of his or her annual bonuses for the three prior years. In addition, each of these executives will be entitled to insurance coverage and other employee benefits no less favorable than their benefits in effect before the change in control. If during the two-year period after a change in control the employment of any of these executives is terminated for any reason other than death, disability or “cause” or the executive terminates his or her employment for “good reason” (as these terms are defined in the agreements), the terminated executive will be entitled to specified additional benefits, including a lump-sum payment equal to one and one-half times (or, in the case of Ms. Parker, two times) the sum of (a) that executive’s annual salary before the change in control (or on the date of termination, if the executive’s salary is higher on that date) and (b) a percentage of that salary equal to the executive’s percentage bonus for the year before the change in control. If no such bonus was paid or if the bonus cannot be determined, the applicable percentage will be 10%. In addition, the terminated executive will be entitled to be paid an amount sufficient to compensate the executive for any excise tax, including interest and penalties, imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, and will be entitled to continuation of life insurance, disability, health, dental and other similar employee benefits for one year after termination. The Senior Management Employment Agreements generally may be terminated with 30 days’ prior written notice, but we will remain liable for any obligations arising before the termination.
      Option Plans. Our Restated 1992 Stock Option Plan and our 1999 Stock Option Plan each contain provisions that could result in the accelerated vesting of options granted under those plans in the event of a “change in control,” as that term is defined in each of the plans. The vesting of options granted to our executive officers under these plans may accelerate in the event of a change in control.
Agreements with Management
      We loaned Mr. Simpson $100,000 under a promissory note dated October 31, 2001 to assist in his relocation. Interest on the principal balance accrues at a rate of five percent per year, compounded annually, over a term of four years. Repayment of the principal amount and accrued interest will be due in five equal installments over the term of the note, with the first four installments payable annually and the fifth installment due at the same time as the fourth installment. If, however, on the date an installment becomes due, Mr. Simpson is employed by us, was terminated without “cause” or has terminated his employment with “good reason,” as those terms are defined in Mr. Simpson’s Senior Management Employment Agreement, Mr. Simpson will not be obligated to pay that installment. We forgave outstanding principal and accrued interest of $23,000 in 2004, $24,000 in 2003 and $25,000 in 2002.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      The Compensation Committee of our Board of Directors currently consists of Jack L. Bowman, Joseph M. Davie and Mark H. Richmond, all of whom are independent directors as defined under NASD rules. The Compensation Committee is responsible for our executive compensation program and for administering our incentive compensation and benefit plans. On an annual basis, the Compensation Committee evaluates the performance and compensation of our executive officers.
      Our executive compensation philosophy is to pay competitively to:

•	attract qualified executive personnel capable of enabling Targeted Genetics to achieve its business objectives;

•	retain and motivate these executives to achieve superior performance;

•	link individual compensation to individual and company performance; and

•	align executives’ financial interest with those of our shareholders.
      Our executive compensation program includes the following components:

•	base salaries comparable to those paid by other biotechnology companies of comparable size and mission, taking into account the qualifications and performance of our executive officers;

•	annual bonuses that are structured to encourage executives to focus on achieving important short-term corporate and individual objectives; and

•	long-term incentives in the form of stock option grants, which provide financial rewards on the same basis as those realized by our shareholders.
      Base Salaries. On January 13, 2004, the Compensation Committee met to consider the compensation levels of our chief executive officer and our other executive officers for 2004. In addition, the Compensation Committee discussed the performance of our executive officers with respect to our corporate objectives that were set in early 2003. The primary objectives consisted of making substantial progress in our clinical programs; successfully strengthening our financial assets; and further developing our manufacturing capabilities and processes. The Compensation Committee concluded that the executive officers had achieved or exceeded substantially all of the 2003 corporate goals. In light of fact that the chief executive officer and our other executive officers had not had an increase in base salaries in 2003 and that they had achieved or exceeded substantially all of the corporate goals for 2003, including making substantial progress in our clinical programs, successfully strengthening our financial assets, and further developing our manufacturing capabilities and processes, we recommended that Ms. Parker’s base salary for 2004 be increased to $398,000, that Dr. Carter’s base salary for 2004 be increased to $265,000 and that Mr. Simpson’s base salary for 2004 be increased to $240,000.
      Short-Term Incentive Bonuses. On January 14, 2005, the Compensation Committee met to discuss the performance of our executive officers with respect to our corporate objectives that were set in early 2004. The primary objectives consisted of advancing our clinical development programs; successfully maintaining or expanding our current strategic partnerships and executing new strategic partnerships; strengthening our financial position; and further developing our production and manufacturing capabilities. The Compensation Committee concluded that the executive officers had achieved many of the 2004 corporate goals. Therefore, the committee recommended that bonus compensation for 2004 be set at approximately 60% of the target, resulting in bonuses paid to our Named Executive Officers of $81,969 to Ms. Parker, $38,984 to Dr. Carter and $35,306 to Mr. Simpson.
      Stock Option Grants. We grant stock options to provide a long-term incentive opportunity that is directly linked to an increase in shareholder value. We generally grant options with an exercise price equal to the market value of our common stock on the date of the grant and a term of ten years, and the options become exercisable over a four-year period in sixteen equal installments beginning three months after the date of grant. To encourage employee retention, we grant all options as incentive stock options to the maximum extent possible under the Internal Revenue Code.
      When determining the size of potential option grants to our executive officers, the Compensation Committee uses a “range of shares” approach, referencing competitive grant guidelines prepared by a human resource and benefits consulting firm. We plan to annually review and revise these guidelines based on then-current competitive data. We maintain competitive levels of option holdings by executive officers through periodic “refresher” grants. In addition in 2004, when we made our option grant decisions, we took into consideration the fact that there were no salary increases in the 2003. In May 2004, we granted an option to purchase 200,000 shares to Ms. Parker, an option to purchase 150,000 shares to Dr. Carter and an option to purchase 150,000 shares to Mr. Simpson.
      Section 162(m) of the Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to the chief executive officer and any other of its four most highly compensated executive officers. Compensation that qualifies as “performance-based” is, however, excluded from the $1 million limit. We do not presently expect total cash compensation payable to any of the Named Executive Officers to exceed the $1 million limit. It is our policy, however, to have the compensation paid to the Named Executive Officers qualify as performance-based and deductible for federal income tax purposes under Section 162(m) of the Internal Revenue Code unless there is a valid compensation reason that would justify paying non-deductible amounts. We have structured our incentive plans so that bonuses and stock options are fully deductible. Non-deductible compensation for executive officers would typically take the form of signing or guaranteed bonuses agreed to at the time of hire in order to provide the individual with an incentive to join the company.
      Compensation of the Chief Executive Officer. We believe that Ms. Parker continues to provide outstanding leadership for Targeted Genetics, advancing Targeted Genetics’ product candidates through clinical development, strengthening the financial and strategic position of Targeted Genetics and successfully maintaining or expanding our current strategic partnerships and executing new strategic partnerships. In light of those achievements in 2004, we increased Ms. Parker’s base salary by $34,000, or 9.3%, from $364,000 for 2003 to $398,000 for 2004, and granted Ms. Parker an option to purchase 200,000 shares of our common stock. In light of her success in leading the company to meet a majority of its 2004 corporate objectives, we believe that her performance bonus for 2004 of $81,969 is appropriate.

Compensation Committee

Jack L. Bowman (chairman)
Joseph M. Davie
Mark H. Richmond

PRINCIPAL SHAREHOLDERS
      The following table provides information with respect to the beneficial ownership of shares of our common stock outstanding as of March 1, 2005 by:

•	each person that we know beneficially owns 5% or more of our common stock;

•	each of our directors;

•	each of the Named Executive Officers; and

•	all of our directors and executive officers as a group.
      The percentage ownership data is based on 85,628,244 shares of our common stock outstanding as of March 1, 2005. Under the rules of the SEC, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants that are currently exercisable or will become exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding the option or warrant, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

	Amount and
	Nature of	Percent of
	Beneficial	Common Stock
Name and Address of Beneficial Owner	Ownership	Outstanding

5% Owners:
Biogen, Inc.	12,127,178	14.2%
14 Cambridge Center
Cambridge, MA 02142
Elan International Services, Ltd.	11,626,282	13.6%
102 St. James Court
Flatts Bermuda FL 04
Directors and Executive Officers(1):
H. Stewart Parker	988,900	1.1%
Barrie J. Carter	548,925	*
Todd E. Simpson	261,406	*
Jack L. Bowman	80,000	*
Jeremy L. Curnock Cook	105,000	*
Joseph M. Davie	65,000	*
Louis P. Lacasse(2)	1,520,185	1.8%
Nelson L. Levy	65,700	*
Mark H. Richmond	60,001	*
All directors and executive officers as a group (9 persons)(2)	3,695,117	4.2%

*	Less than 1%

(1)	For each director and executive officer, includes beneficial ownership of the number of shares of common stock set forth below opposite such director’s or executive officer’s name, which shares may be acquired within 60 days of March 1, 2005, pursuant to the exercise of options granted under Targeted Genetics’ stock option plans.

•	H. Stewart Parker	777,145
•	Barrie J. Carter	411,260
•	Todd E. Simpson	261,406
•	Jack L. Bowman	75,000
•	Jeremy L. Curnock Cook	105,000
•	Joseph M. Davie	55,000
•	Louis P. Lacasse	70,000
•	Nelson L. Levy	65,000
•	Mark H. Richmond	58,333

•	All directors and executive officers as a group (9 persons)	1,878,144

(2)	Includes 1,450,185 shares of our common stock owned by GeneChem Technologies Venture Fund L.P., or GeneChem. Mr. Lacasse is president of GeneChem Management, Inc., the manager of GeneChem, and thereby has power to vote the securities held by GeneChem. Mr. Lacasse disclaims beneficial ownership of the securities owned by GeneChem.

PERFORMANCE GRAPH
      The following graph shows a comparison of cumulative total shareholder return for Targeted Genetics, the NASDAQ Composite Index, and the NASDAQ Biotechnology Index, or NBI. The graph shows the value, as of December 31, 2004, of $100 invested on December 31, 1999 in our common stock, the NASDAQ Composite Index, and the NBI.
Comparison of Cumulative Total Return among Targeted Genetics Corporation, the NASDAQ Biotechnology Index and the NASDAQ Composite Index

	Dec. 31,	Dec. 29,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	1999	2000	2001	2002	2003	2004

Targeted Genetics	$100	$170	$69	$10	$56	$39
NASDAQ Biotechnology Index	$100	$123	$103	$56	$82	$87
NASDAQ Composite Index	$100	$60	$48	$33	$49	$54

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and holders of 10% or more of our equity securities to file reports of ownership and changes in ownership with the SEC. SEC regulations require our executive officers, directors and 10%-or-greater shareholders to give us copies of all Section 16(a) forms that they file with the SEC.
      Based solely on our review of these forms, or written representations from reporting persons that no such forms were required for those persons, we believe that our executive officers, directors and 10%-or-greater shareholders complied with all applicable filing requirements for the calendar year 2004.

PROPOSAL TWO
AMENDMENT OF THE RESTATED ARTICLES
The Board of Directors recommends that you vote
“for” the amendment of the Restated Articles.
      Proposed Amendment. The Board of Directors has approved and adopted, subject to shareholder approval, an amendment, or Amendment, to our Restated Articles, in substantially the form attached to this proxy statement as Appendix A. The proposed Amendment would increase our authorized common stock from 120,000,000 shares to 180,000,000 shares, which would increase our total authorized capital to 186,000,000 shares, which includes 6,000,000 shares of preferred stock. If approved by our shareholders, the Amendment will become effective upon filing with the Secretary of State of Washington.
      As of the record date, 85,628,244 shares of our common stock were outstanding and no shares of preferred stock were outstanding. As of the record date, we had reserved an aggregate of 12,121,744 shares of our common stock for future issuance upon (a) the exercise of options outstanding under our stock option plans, (b) the exercise of options that may be granted under our stock option plans and (c) the exercise of outstanding warrants.
      To fund our continuing operations, we intend to raise additional capital through future issuances of common stock or securities convertible into common stock. We may also issue additional shares of stock in connection with the acquisition of complementary businesses or technologies or for other general corporate purposes, including issuances upon the exercise of future stock options granted under our stock option plans. The Board of Directors believes that having the additional shares of common stock authorized and available for issuance will give us greater flexibility in considering potential future issuances of stock that may be desirable or necessary to accommodate our business plan. Except for existing commitments under our current collaboration agreements and with respect to options outstanding under our stock option plans, we currently do not have any commitments or understandings that would require the issuance of additional shares of common stock.
      Once authorized, the additional shares of common stock may be issued upon the approval of the Board of Directors but without further approval of our shareholders, unless shareholder approval is required under any applicable law or rule of any securities market on which our securities are traded. The additional shares of common stock would have rights identical to those of our currently outstanding common stock. The proposed increase in the number of shares of authorized common stock, and any future issuance of the additional shares, will not affect the rights of our current holders of common stock, except for effects that are incidental to the increase, such as dilution.
      Of the 6,000,000 shares of preferred stock authorized under the Restated Articles, 800,000 shares are designated Series A participating cumulative preferred stock, none of which are outstanding, and 12,015 shares are designated Series B convertible exchangeable preferred stock, none of which are outstanding. The remaining 5,187,985 shares of authorized preferred stock are not currently designated but are subject to the Board of Directors’ authority to designate additional series of preferred stock.
      Approval of the Amendment requires the affirmative vote of a majority of the outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as votes against this proposal.
      The Board of Directors believes that approval of the Amendment is in the best interest of our shareholders and that the Amendment is necessary to provide us with the flexibility to pursue additional capital financing opportunities and licensing and other strategic transactions, to provide grants of options and to meet our general corporate needs. If the Amendment is not approved, we may have insufficient shares of common stock authorized to complete these types of transactions in the future.

PROPOSAL THREE
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors recommends that you vote “for” ratification of the independent registered public accounting firm.
      The Board of Directors recommends that you vote “for” ratification of its selection of Ernst & Young LLP, independent registered public accounting firm, to audit and report on our consolidated financial statements for the year ending December 31, 2005. The decision to submit the appointment of Ernst & Young to our shareholders for ratification was recommended and approved by our Audit Committee. The affirmative vote of the holders of shares representing a majority of the votes cast at the annual meeting, in person or by proxy, is required to ratify the appointment of the independent registered public accounting firm. Ernst & Young also served as our independent registered public accounting firm for each of the years ended December 31, 2004 and December 31, 2003. Representatives of Ernst & Young are expected to attend the annual meeting, be available to respond to appropriate questions from shareholders and have the opportunity to make a statement if they desire to do so. If our shareholders fail to ratify the selection of Ernst & Young, the Audit Committee and the Board of Directors will consider whether to retain Ernst & Young, and may retain that firm or another firm without resubmitting the matter to our shareholders.
      The fees billed by Ernst & Young LLP for the indicated services performed during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

	Fiscal 2004	Fiscal 2003

Audit fees	$307,000	$166,000
Audit-related fees	74,000	82,000
Tax fees	18,000	16,000
All other fees	—	3,000

Total fees	$399,000	$267,000

      Audit fees: Consists of fees related to professional services rendered in connection with the audit of our annual consolidated financial statements, the reviews of the consolidated financial statements included in each of our quarterly reports on Form 10-Q and accounting consultations that relate to the audited consolidated financial statements and are necessary to comply with generally accepted auditing standards.
      Audit-related fees: Consists of fees for assurance and related services and consisted primarily professional services rendered in connection with equity financings.
      Tax fees: Consists of fees billed for professional services related to federal and state tax return preparation.
      All other fees: Consists of fees for a subscription to electronic research materials.
      Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. All fees billed by outside auditors incurred in 2004 were pre-approved by the Audit Committee. Our Audit Committee has determined that Ernst & Young’s rendering of all other non-audit services is compatible with maintaining auditor independence. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations projects. Each category is subject to a specific budget or quarterly dollar amount. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval. The Audit Committee has delegated certain pre-approval authority to its Chairman. The Chairman must report any decisions to the Audit Committee at its next scheduled meeting.
AUDIT COMMITTEE REPORT
      The Board of Directors has determined that members of the Audit Committee currently are independent, as that term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, and operates under a written Audit Committee charter adopted by the Board of Directors on March 4, 2004. The members of the Audit Committee are Louis P. Lacasse (chairman), Jeremy L. Curnock Cook and Nelson L. Levy.
      Our management is responsible for our internal controls and the financial reporting process. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report on its audit. The Audit Committee’s responsibility is to monitor and oversee these processes. In addition, the Audit Committee recommends to the full Board of Directors the selection of our independent registered public accounting firm.
      In 2004, the Audit Committee met and held discussions with management and the independent registered public accounting firm. In addition, the members of the Audit Committee individually reviewed our consolidated financial statements before we filed them with the SEC in our quarterly reports on Forms 10-Q and annual report on Form 10-K. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards, or SAS, No. 61, as amended by SAS No. 90, Communication with Audit Committees.
      Our independent registered public accounting firm also provided to the Audit Committee the written disclosures required by the Independence Standards Board’s Standard No. 1, Independence Discussions with Audit Committees, and discussed with the Audit Committee Ernst & Young’s independence and considered the compatibility of non-audit services with the firm’s independence.
      Based on the Audit Committee’s discussion with management and the independent registered public accounting firm and its review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2004, to be filed with the Securities and Exchange Commission. The Audit Committee also evaluated the performance of Ernst & Young and recommended to the Board of Directors that Ernst & Young be selected as Targeted Genetics’ independent registered public accounting firm to audit and report on Targeted Genetics’ consolidated financial statements for the year ending December 31, 2005.

Audit Committee

Louis P. Lacasse (chairman)
Jeremy L. Curnock Cook
Nelson L. Levy

CORPORATE GOVERNANCE
      Current copies of the following materials related to our corporate governance policies and practices are available publicly on our web site at http://www.targetedgenetics.com/investor/corp-info.php under the heading “Corporate Governance.”

•	Amended and Restated Articles of Incorporation

•	Amended and Restated Bylaws

•	Audit Committee Charter

•	Nominating and Corporate Governance Committee Charter

•	Compensation Committee Charter

•	Code of Conduct (applicable to directors, officers and employees)
      Copies may also be obtained, free of charge, by writing to: General Counsel, Targeted Genetics Corporation, 1100 Olive Way, Suite 100, Seattle, Washington 98101.
      Our Board of Directors has established a policy under which interested shareholders can send communications to the Board of Directors, a committee of the Board of Directors and individual directors by sending written communication to the general counsel, Targeted Genetics Corporation, 1100 Olive Way, Suite 100, Seattle, Washington 98101. The general counsel will forward such communication to the Board of Directors, the appropriate committee of the Board of Directors, or individual directors unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the general counsel has the authority to discard the communication or take appropriate legal action regarding the communication.
OTHER BUSINESS
      As of the date of this proxy statement, we do not intend to present any business at the annual meeting other than the election of directors described in this proxy statement, and we are not aware that any other person intends to present business at the annual meeting. If, however, other matters requiring the vote of the shareholders properly come before the annual meeting or any adjournments or postponements of the annual meeting, the persons named on the accompanying proxy card will have discretionary authority to vote the proxies held by them in accordance with their judgment as to those matters.
SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
      Under the SEC’s proxy rules and the applicable provisions of our bylaws, shareholder proposals (including nominations for the election of directors) that meet specified conditions may be included in our proxy statement and form of proxy card for, and may be presented at, the 2006 annual meeting. Shareholders who intend to present a proposal at our 2006 annual meeting must give us notice of the proposal no later than December      , 2005 for the proposal to be considered for inclusion in the proxy statement and form of proxy card for that meeting. Shareholders that intend to present a proposal that will not be included in the proxy materials must give us notice of the proposal at least 60 days but no more than 90 days before the date of the 2006 annual meeting. If notice or public disclosure of the date of the 2006 annual meeting is given or made to the shareholders less than 60 days before the date of the 2006 annual meeting, we must receive notice of the proposal not later than the tenth day following the day on which such notice of the 2006 annual meeting was mailed or such public disclosure was made. Because there are other requirements in the proxy rules, however, our timely receipt of any such proposal by a qualified shareholder will guarantee neither the proposal’s inclusion in our proxy materials for, nor presentation of the proposal at, the 2006 annual meeting.

ANNUAL REPORT AND FORM 10-K
      Copies of our annual report on Form 10-K for the year ended December 31, 2004 are being mailed with this proxy statement to each shareholder of record. If you did not receive a copy of the Form 10-K, you may obtain a copy (without exhibits) without charge by writing or calling Investor Relations, Targeted Genetics Corporation, 1100 Olive Way, Suite 100, Seattle, Washington 98101, (206) 623-7612. Copies of the exhibits to the Form 10-K are available for a nominal fee.

Annex A
TARGETED GENETICS CORPORATION
AMENDED AND RESTATED ARTICLES OF INCORPORATION
      Pursuant to RCW 23B.10.070, the following constitutes Amended and Restated Articles of Incorporation of the undersigned, a Washington corporation. These Amended and Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments thereto.
      These Amended and Restated Articles of Incorporation contain amendments to the Articles of Incorporation. The date of the adoption of the amendments by the shareholders of this corporation was                     , 2005. The date of the adoption of the amendments by the Board of Directors of this corporation was March      , 2005.
      The amendments were duly approved by the shareholders of this corporation in accordance with the provisions of RCW 23B.10.030 and RCW 23B.10.040.
ARTICLE 1.
Name
      The name of this corporation shall be Targeted Genetics Corporation.
ARTICLE 2.
Duration
      This corporation is organized under the Washington Business Corporation Act and shall have perpetual existence.
ARTICLE 3.
Purpose and Powers
      The purpose and powers of this corporation are as follows:

3.1 To engage in the business of biotechnology research and development.

3.2 To engage in any and all activities that may, in the judgment of the Board of Directors, at any time be incidental or conducive to the attainment of the foregoing purpose.

3.3 To exercise any and all powers that a corporation formed under the Washington Business Corporation Act, or any amendment thereto or substitute therefor, may at the time lawfully exercise.
ARTICLE 4.
Capital Stock
      4.1     Authorized Capital
      The total authorized stock of this corporation shall consist of 180,000,000 shares of Common Stock, par value $.01 per share, and 6,000,000 shares of Preferred Stock, par value $.01 per share.
      4.2     Issuance of Preferred Stock in Series
      The Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, and such designations, preferences and relative,

participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed herein or in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors.
      4.2.1     Authority of the Board of Directors
      Authority is hereby expressly granted to the Board of Directors of this corporation, subject to the provisions of this Article 4 and to the limitations prescribed by law, to authorize the issuance of one or more series of Preferred Stock, and with respect to each such series to fix by resolution or resolutions providing for the issuance of each series the number of shares of such series, the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but shall not be limited to, the determination or fixing of the following:

(a) The number of shares of such series;

(b) The designation of such series;

(c) The dividends of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock and whether such dividends shall be cumulative or noncumulative;

(d) Whether the shares of such series shall be subject to redemption by this corporation and, if made subject to such redemption, the times, prices, rates, adjustments, and other terms and conditions of such redemption;

(e) The terms and amounts of any sinking fund provided for the purchase or redemption of the shares of such series;

(f) Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of this corporation and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

(g) The extent, if any, to which the holders of the shares of such series shall be entitled to vote with respect to the election of directors or otherwise, including the right to elect a specified number or class of directors, the number or percentage of votes required for certain actions, and the extent to which a vote by class or series shall be required for certain actions;

(h) The restrictions, if any, on the issue or reissue of any Preferred Stock;

(i) The rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of the assets of, this corporation; and

(j) The extent, if any, to which any committee of the Board of Directors may fix the designations and any of the preferences or rights of the shares of such series relating to dividends, redemption, dissolution, any distribution of assets of this corporation or the conversion into or exchange of such shares for shares of any other class or classes of stock of this corporation or any other series of the same or any other class or classes of stock of this corporation, or fix the number of shares of any such series or authorize the increase or decrease in the shares of such series.
      4.2.2     Dividends
      Subject to any preferential rights granted for any series of Preferred Stock, the holders of shares of the Common Stock shall be entitled to receive dividends, out of the funds of this corporation legally available therefor, at the rate and at the time or times, whether cumulative or noncumulative, as may be provided by the Board of Directors. The holders of shares of the Preferred Stock shall be entitled to receive dividends to the extent provided herein or by the Board of Directors in designating the particular series of Preferred Stock. The holders of shares of the Common Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this section.
      4.2.3     Voting
      The holders of shares of the Common Stock, on the basis of one vote per share, shall have the right to vote for the election of members of the Board of Directors of this corporation and the right to vote on all other matters, except those matters on which a separate class of this corporation’s shareholders vote by class or series to the exclusion of the holders of the shares of the Common Stock. To the extent provided herein or by resolution or resolutions of the Board of Directors providing for the issue of a series of Preferred Stock, the holders of each such series shall have the right to vote for the election of members of the Board of Directors of this corporation and the right to vote on all other matters, except those matters in which a separate class of this corporation’s shareholders vote by class or series to the exclusion of the holders of the shares of such series.
      4.2.4     Issuance of Shares
      This corporation may from time to time issue and dispose of any of the authorized and unissued shares of the Common Stock or the Preferred Stock for such consideration as may be fixed from time to time by the Board of Directors, without action by the shareholders. The Board of Directors may provide for payment therefor to be received by this corporation in cash, property, services or such other consideration as is approved by the Board of Directors. Any and all such shares of the Common Stock or the Preferred Stock of this corporation, the issuance of which has been so authorized, and for which consideration so fixed by the Board of Directors has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.

4.3	Designation of Rights and Preferences of Series A Participating Cumulative Preferred Stock
      The following series of Preferred Stock is hereby designated, which series shall have the rights, preferences and privileges and limitations set forth below:

4.3.1	Designation of Series A Participating Cumulative Preferred Stock
      The shares of such series shall be designated the “Series A Participating Cumulative Preferred Stock” (the “Series A Preferred Stock”), par value $.01 per share. The number of shares initially constituting the Series A Preferred Stock shall be 800,000; provided, however, if more than a total of 800,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Rights Agreement dated as of October 17, 1996 between the corporation and ChaseMellon Shareholder Services, as Rights Agent (the “Rights Agreement”), the corporation’s Board of Directors, pursuant to Section 23B.06.020 of the Revised Code of Washington, shall direct by resolution or resolutions that Articles of Amendment be properly executed and filed with the Washington Secretary of State providing for the total number of shares of Series A Preferred Stock authorized for issuance to be increased (to the extent that the Restated Articles of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights. In addition, such number of shares may be decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the corporation convertible into Series A Preferred Stock.
      4.3.2     Dividends and Distributions
      (a) Subject to the prior and superior rights of the holders of shares of any other series of Preferred Stock or other class of capital stock of the corporation ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors, out of the assets of the corporation legally available therefor, quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the corporation’s Board of Directors shall approve (each such date being referred to in this Designation as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $.01 and (ii) the Formula Number (as hereinafter defined) then in effect times the cash dividends then to be paid on each share of Common Stock. In addition, if the corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the corporation shall simultaneously pay or make on each outstanding whole share of Series A Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of Common Stock. As used in this Designation and in the Rights Agreement, the “Formula Number” shall be 100; provided, however, that if at any time after October 17, 1996 the corporation shall (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in shares of Common Stock, (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock, or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such event the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that if at any time after October 17, 1996 the corporation shall issue any shares of its capital stock in a merger, reclassification or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification or change so that each share of Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock prior to such merger, reclassification or change.
      (b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in Section 4.3.2(a) immediately prior to or at the same time it declares a dividend or distribution on the Common Stock (other than a dividend or distribution solely in shares of Common Stock); provided, however, that in the event no dividend or distribution (other than a dividend or distribution in shares of Common Stock) shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $.01 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date. The Corporation’s Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a dividend or distribution declared thereon, which record date shall be the same as the record date for any corresponding dividend or distribution on the Common Stock and which shall not be more than 60 days prior to the date fixed for payment thereof.
      (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from and after the Quarterly Dividend Payment Date next preceding the date of original issue of such shares of Series A Preferred Stock; provided, however, that dividends on such shares that are originally issued after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend on or prior to the next succeeding Quarterly Dividend Payment Date shall begin to accrue and be cumulative from and after such Quarterly Dividend Payment Date. Notwithstanding the foregoing, dividends on shares of Series A Preferred Stock that are originally issued prior to the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend on or prior to the first Quarterly Dividend Payment Date shall be calculated as if cumulative from and after the last day of the fiscal quarter (or such other Quarterly Dividend Payment Date as the corporation’s Board of Directors shall approve) next preceding the date of original issuance of such shares. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.
      (d) So long as any shares of Series A Preferred Stock are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common Stock unless, in each case, the dividend required by this Section 4.3.2 to be declared on the Series A Preferred Stock shall have been declared.
      (e) The holders of shares of Series A Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided in this Designation.
      4.3.3     Voting Rights
      The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a) Each holder of Series A Preferred Stock shall be entitled to a number of votes equal to the Formula Number then in effect for each share of Series A Preferred Stock held of record on each matter on which holders of the Common Stock or shareholders generally are entitled to vote, multiplied by the maximum number of votes per share that any holders of the Common Stock or shareholders generally then have with respect to such matter (assuming any holding period or other requirement to vote a greater number of shares is satisfied).

(b) Except as otherwise provided in this Designation or by applicable law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the corporation having general voting rights shall vote together as one class for the election of directors of the corporation and on all other matters submitted to a vote of shareholders of the corporation.

(c) Except as provided in this Designation or by applicable law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth in this Designation) for authorizing or taking any corporate action.
      4.3.4     Certain Restrictions
      (a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 4.3.2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock; provided, however, that the corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the corporation’s Board of Directors) to all holders of such shares upon such terms as the corporation’s Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
      (b) The corporation shall not permit any subsidiary of the corporation to purchase or otherwise acquire for consideration any shares of stock of the corporation unless the corporation could, under paragraph (a) of this Section 4.3.4, purchase or otherwise acquire such shares at such time and in such manner.
      4.3.5     Liquidation Rights
      Upon the liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, no distribution shall be made to (a) the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to the greater of (i) $.01 per share and (ii) the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an aggregate amount per share equal to the Formula Number then in effect times the aggregate amount to be distributed per share to holders of Common Stock or (b) the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.
      4.3.6     Consolidation, Merger, etc.
      In case the corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the then outstanding shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share equal to the Formula Number then in effect times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is exchanged or changed. In the event both this Section 4.3.6 and Section 4.3.2 appear to apply to a transaction, this Section 4.3.6 will control.
      4.3.7     No Redemption; No Sinking Fund
      (a) The shares of Series A Preferred Stock shall not be subject to redemption by the corporation or at the option of any holder of Series A Preferred Stock; provided, however, that the corporation may purchase or otherwise acquire outstanding shares of Series A Preferred Stock in the open market or by offer to any holder or holders of shares of Series A Preferred Stock.
      (b) The shares of Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.
      4.3.8     Ranking
      The Series A Preferred Stock shall rank junior to all other series of Preferred Stock of the corporation, unless the corporation’s Board of Directors shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations and restrictions thereof.

      4.3.9     Fractional Shares
      The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fractional share that is one one-hundredth (1/ 100th) of a share or any integral multiple of such fraction, and shall entitle the holder, in proportion to such holder’s fractional shares, to receive dividends, exercise voting rights, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the corporation, prior to the first issuance of a share or a fractional share of Series A Preferred Stock, may elect to (a) make a cash payment as provided in the Rights Agreement for a fractional share other than one one-hundredth (1/ 100th) of a share or any integral multiple thereof or (b) issue depository receipts evidencing such authorized fractional share of Series A Preferred Stock pursuant to an appropriate agreement between the corporation and a depository selected by the corporation; provided, however, that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.
      4.3.10     Reacquired Shares
      Any shares of Series A Preferred Stock purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the corporation’s Board of Directors pursuant to the provisions of Article 4 of the Restated Articles of Incorporation.
      4.3.11     Amendment
      None of the powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock as provided in this Designation or in the Restated Articles of Incorporation shall be amended in any manner that would alter or change the powers, preferences, rights or privileges of the holders of Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Series A Preferred Stock, voting as a separate class.
ARTICLE 5.
Preemptive Rights
      No preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.
ARTICLE 6.
Cumulative Voting
      The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of this corporation.
ARTICLE 7.
Bylaws
      The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this corporation subject to approval by a majority of the Continuing Directors (as defined in Article 13); provided, however, the Board of Directors may not repeal or amend any bylaw that the shareholders have expressly provided may not be amended or repealed by the Board of Directors. The shareholders shall also have the power to adopt, amend or repeal the Bylaws of this corporation by the affirmative vote of the holders of not less than two-thirds of the outstanding shares and, to the extent, if any, provided by resolution or resolutions of the Board of Directors providing for the issuance of a series of Common or Preferred Stock, not less than two-thirds of the outstanding shares entitled to vote thereon, voting as a class.
ARTICLE 8.
Registered Office and Agent
      The name of the registered agent of this corporation and the address of its current registered office are as follows:
      H. Stewart Parker
1100 Olive Way, Suite 100
Seattle, Washington 98101
ARTICLE 9.
Directors
      The number of Directors of this corporation shall be determined in the manner provided by the Bylaws and may be increased or decreased from time to time in the manner provided therein. The Board of Directors shall be divided into three classes, with such classes to be as equal in number as may be possible, with any Director or Directors in excess of the number divisible by three being assigned to Class 3 and Class 2, as appropriate. At each annual meeting of shareholders, the number of Directors equal to the number of Directors in the class whose term expires at the time of such meeting shall be elected to serve until the third ensuing annual meeting of shareholders. Notwithstanding any of the foregoing provisions of this Article 9, Directors shall serve until their successors are elected and qualified or until their earlier death, resignation or removal from office, or until there is a decrease in the number of Directors.
      The Directors of this corporation may be removed only for cause by the holders of not less than two-thirds of the shares entitled to elect the Director or Directors whose removal is sought in the manner provided by the Bylaws.
ARTICLE 10.
Amendments to Articles of Incorporation
      This corporation reserves the right to amend or repeal, by the affirmative vote of the holders of a majority of the outstanding shares and, to the extent, if any, provided by resolution or resolutions of the Board of Directors providing for the issuance of a series of Common or Preferred stock, a majority of the outstanding shares entitled to vote thereon, voting as a class, any of the provisions contained in these Articles of Incorporation; provided, however, that amendment or repeal of Article 7, Article 9, Article 10, Article 12 or Article 13 shall require the affirmative vote of the holders of two-thirds of the outstanding shares. The rights of the shareholders of this corporation are granted subject to this reservation; provided, however, that the holders of the outstanding shares of a class shall be entitled to vote as a class upon a proposed amendment if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. If any proposed amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but shall not affect the entire class, then only the shares of the series so affected by the amendment shall be considered as a separate class for the purposes of this Article 10. Notwithstanding the provisions of this Article 10, the number of authorized shares of any such class or classes of stock may be increased by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, if so provided in any amendment which created such class or classes of stock or which was adopted prior to the issuance of any shares of such class or classes of stock, or in any amendment which was authorized by a resolution or resolutions adopted by the affirmative vote of the holders of a majority of such class or classes of stock.
ARTICLE 11.
Limitation of Director Liability
      To the full extent that the Washington Business Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of Directors, a Director of this corporation shall not be liable to this corporation or its shareholders for monetary damages for conduct as a Director. Any amendments to or repeal of this Article 11 shall not adversely affect any right or protection of a Director of this corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.
ARTICLE 12.
Special Meetings of Shareholders
      The Chairman of the Board of Directors, the President or the Board of Directors may call special meetings of the shareholders for any purpose. Further, a special meeting of the shareholders shall be held if the holders of not less than thirty percent (30%) of all the votes entitled to be cast on any issue proposed to be considered at such special meeting have dated, signed and delivered to the Secretary one or more written demands for such meeting, describing the purpose or purposes for which it is to be held.
ARTICLE 13.
Special Voting Requirements
      In addition to any affirmative vote required by law, these Articles of Incorporation or otherwise, any “Business Combination” (as hereinafter defined) involving this corporation shall be subject to approval in the manner set forth in this Article 13.
      13.1     Definitions.
      For the purposes of this Article 13:

(a) “Business Combination” means (i) a merger, share exchange or consolidation of this corporation or any of its Subsidiaries with any other corporation; (ii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition or encumbrance, whether in one transaction or a series of transactions, by this corporation or any of its Subsidiaries of all or a substantial part of the corporation’s assets otherwise than in the usual and regular course of business, or (iii) any agreement, contract or other arrangement providing for any of the foregoing transactions.

(b) “Continuing Director” means any member of the Board of Directors who was a member of the Board of Directors on January 1, 1994 or who is elected to the Board of Directors after January 1, 1994 upon the recommendation of a majority of the Continuing Directors voting separately and as a subclass of Directors on such recommendation.

(c) “Subsidiary” means a domestic or foreign corporation that has a majority of its outstanding voting shares owned, directly or indirectly, by this corporation.

      13.2     Vote Required for Business Combinations.
      13.2.1 Except as provided in subsection 13.2.2 of this Article 13, the affirmative vote of not less than two-thirds of the outstanding shares and, to the extent, if any, provided by resolution or resolutions of the Board of Directors providing for the issuance of a series of Common or Preferred Stock, not less than two-thirds of the outstanding shares entitled to vote thereon, voting as a class, shall be required for the adoption or authorization of a Business Combination.
      13.2.2 Notwithstanding subsection 13.2.1 of this Article 13, if a Business Combination shall have been approved by a majority of the Continuing Directors, voting separately and as a subclass of Directors, and is otherwise required by law to be approved by this corporation’s shareholders, such Business Combination shall require the affirmative vote of not less than fifty-one percent (51%) of the outstanding shares entitled to vote thereon and, to the extent, if any, provided by resolution or resolutions of the Board of Directors providing for the issuance of a series of Common or Preferred Stock, not less than fifty-one percent (51%) of the outstanding shares of such series, voting as a class; provided, however, that if a Business Combination approved by a majority of the Continuing Directors is not otherwise required by law to be approved by this corporation’s shareholders, then no vote of the shareholders of this corporation shall be required.
      In addition to any affirmative vote required by law, these Articles of Incorporation or otherwise, any “Business Combination” (as hereinafter defined) involving this corporation shall be subject to approval in the manner set forth in this Article 13.
SERIES B CONVERTIBLE EXCHANGEABLE PREFERRED STOCK
DESIGNATION OF RIGHTS AND PREFERENCES
      There is hereby designated a series of Preferred Stock to be known as Series B Convertible Exchangeable Preferred Stock (the “Series B Stock”), consisting of 12,015 shares, $0.01 par value per share, having the following rights and preferences:
      1.     Dividend Rights
      (a) When and if this corporation’s Board of Directors shall declare a dividend or distribution payable with respect to the then-outstanding shares of Common Stock of this corporation, other than any such dividend or distribution payable in shares of Common Stock or other securities of this corporation (which is provided for in Sections 3.3 and 3.4), the holders of the Series B Stock shall be entitled to the amount of dividends per share that would be payable on the largest number of whole shares of Common Stock into which a holder’s aggregate shares of Series B Stock could then be converted pursuant to Section 3.1(a) without regard to the provisions of Section 4 (such number to be determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend).
      (b) In addition to Section 1(a), subject to the rights of holders, if any, of shares of Preferred Stock then outstanding having a right to dividends ranking equal or superior to the rights of holders of Series B Stock, the holders of the then outstanding Series B Stock shall be entitled to receive, out of any assets of this corporation legally available therefor, a cumulative dividend equal to 7.0% per year of $1,000.00 per share (the “Series B Original Issue Price”) (as adjusted for any combinations, consolidations, stock distributions, stock dividends or other recapitalizations with respect to such shares) plus accrued dividends thereon, compounded on a semi-annual basis for a period of six years from the date of issuance. Such dividend shall be payable solely by the issuance of additional shares of Common Stock upon conversion of the Series B Stock into Common Stock pursuant to Section 3 hereof; provided, however, that if the Company exercises the Redemption Right (as defined in Section 4), such dividend shall be payable in cash upon such redemption in accordance with Section 4. The dividend to be paid to a holder under this Section 1 upon a conversion of the Series B Stock shall be equal to that number of shares of Common Stock determined by dividing the total dividend accrued with respect such holder’s Series B Stock by the Series B Conversion Price, determined in accordance with Section 3 hereof, then in effect. No dividends shall be payable under this Section 1 in the event the Exchange Right is exercised pursuant to Section 5.
      (c) In the event of any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary (collectively, a “Liquidation”), before any payment of cash or distribution of other property shall be made to the holders of the Common Stock or any other class or series of stock subordinate in liquidation preference to the Series B Stock, the holders of the Series B Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to its shareholders, the Series B Original Issue Price (as defined below) per share (as appropriately adjusted for any combinations or divisions or similar recapitalizations affecting the Series B Stock after issuance) (the “Series B Liquidation Preference”), out of funds legally available therefor.
      (d) If, upon any Liquidation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of the B Preferred Stock the full amounts to which they shall be entitled, the holders of the Series B Stock shall share ratably in any distribution of assets in proportion to the respective amounts which would be payable to them in respect of the shares held by them if all amounts payable to them in respect of such were paid in full pursuant to Section 1(c).
      (e) After the distribution described in Section 1(c) above have been paid, subject to the rights of other series of preferred stock that may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.
      2.     Voting Rights
      Holders of Series B Stock shall not be entitled to vote together with holders of Common Stock, including with respect to the election of directors of this corporation, or as a separate class, except as otherwise provided by the Washington Business Corporation Act (the “WBCA”). To the extent that, under the WBCA, the vote of the holders of the Series B Stock, voting separately as a class or series as applicable, is required to authorize a given action of this corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series B Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series B Stock (except as otherwise may be required under the WBCA) shall constitute the approval of such action by the class or series. Holders of the Series B Stock shall be entitled to notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders) with respect to which they would be entitled as of right under the WBCA which notice would be provided pursuant to the Company’s Bylaws and the WBCA.
      3.     Conversion
      3.1 Right to Convert; Automatic Conversion
      (a) Subject to Sections 3.3, 3.4, 3.5 and 3.6, each share of Series B Stock shall be convertible, without payment of any additional consideration by the holder thereof and at the option of such holder, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series B Original Issue Price, plus any accrued and unpaid dividends, by the Series B Conversion Price (as defined below) in effect at the time of conversion, at any time from the date hereof, at the office of this corporation or any transfer agent for such stock. The Series B Conversion Price shall initially be $3.32 per share, subject to adjustment as provided below.
      (b) In the event that a Significant Transaction (as defined below) occurs, then, in such event, the Series B Stock shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock determined by dividing the Series B Original Issue Price, plus accrued and unpaid dividends, by the Series B Conversion Price then in effect, provided that the Corporation shall have given the holders of the Series B Stock notice that such significant transaction shall occur. For purposes of this Certificate of Designation, “Significant Transaction” shall mean (A) a reorganization, merger or consolidation in which immediately after (by virtue of securities issued as consideration for such transaction) the former shareholders of this corporation do not hold at least 50% of the voting power of the surviving or acquiring entity in approximately the same relative percentage after such acquisition or sale as before such acquisition or sale, (B) an acquisition of all outstanding capital stock of this corporation or (C) a sale or other transfer of all or substantially all of this corporation’s assets, but shall not include (1) a commencement of any bankruptcy or insolvency proceedings, whether voluntary or involuntary, (2) a filing for reorganization or relief under bankruptcy law, (3) a consent to the appointment of a receiver, liquidator or trustee for this corporation or its assets, (4) a making of a general assignment by this corporation for the benefit of its creditors or (5) any other similar corporate action.
      3.2 Mechanics of Conversion
      Before any holder of Series B Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the Series B Stock, and shall give written notice by mail, postage prepaid, to this corporation at its principal corporate office, of the election to convert the same and shall state the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This corporation shall, as soon as practicable, issue and deliver at such office to such holder of Series B Stock or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.
      3.3 Conversion Price Adjustments for Stock Splits and Combinations
      If this corporation shall at any time or from time to time after the date that the first share of Series B Stock is issued (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series B Stock , the Series B Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series B Stock , the Series B Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 3.3 shall become effective at the close of business on the date the subdivision or combination becomes effective.
      3.4 Other Distributions
      In the event this corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 3.3, then, in each such case for the purpose of this Section 3.4, the holders of the Series B Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this corporation into which their shares of Series B Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this corporation entitled to receive such distribution.
      3.5 Recapitalizations
      If the Common Stock issuable upon the conversion of Series B Stock shall be changed into the same or a different number of shares of any class or classes of stock of this corporation, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this Section 3), then and in each such event each share of Series B Stock shall be convertible into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by the number of shares of Common Stock into which such share of Series B Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.
      3.6 No Fractional Shares; Certificates as to Adjustment
      (a) No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series B Stock, but this corporation shall pay to the holder of such shares a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by this corporation’s Board of Directors) at the close of business on the applicable conversion date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series B Stock being converted at any one time by any holder, not upon each share of Series B Stock being converted.
      (b) In each case of an adjustment or readjustment of the Series B Conversion Price, this corporation at its expense will furnish each holder of Series B Stock with a certificate, signed by this corporation’s Chief Financial Officer, showing such adjustment or readjustment and stating in detail the facts upon which such adjustment or readjustment is based.
      3.7 Notices of Record Date
      In the event of any taking by this corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or other securities or property, or to receive any other right, this corporation shall mail to each holder of Series B Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.
      3.8 Reservation of Stock Issuable Upon Conversion
      This corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of its shares of Common Stock as shall be sufficient to effect the conversion of all outstanding shares of the Series B Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.
      3.9 Notices
      Any notice required by the provisions of this Section 3 to be given to the holders of shares of Series B Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder’s address appearing on the books of this corporation.
      4.     Limitation on Issuance of Shares Upon Conversion; Redemption
      (a) The following definitions shall apply to this Section 4:

(i) “Maximum Share Amount” shall mean the number of shares of this corporation’s Common Stock equal to 19.99% of this corporation’s Common Stock then outstanding;

(ii) “Excess Shares” shall mean Common Stock of this corporation which, upon issuance, results in the beneficial ownership (as defined in Rule 13(d)-3 of the Securities Exchange Act of 1934) by a holder of shares of Common Stock in excess of the Maximum Share Amount;

(iii) “Exchange Rules” shall mean the rules or regulations of Nasdaq or any other principal securities market upon which the Common Stock of this corporation is or becomes traded.
      (b) Except as provided in Section 4(c), this corporation shall not be obligated to issue upon conversion of the Series B Stock, in the aggregate, Excess Shares if such issuance in excess of the Maximum Shares Amount would constitute a breach a or violation of the Exchange Rules.
      (c) To the extent this corporation will be required, or it appears likely to the Board of Directors of this corporation that this corporation will be required, to issue any Excess Shares, this corporation shall promptly use its best efforts to obtain shareholder approval in accordance with the WBCA, the applicable rules of the Securities and Exchange Commission and the Exchange Rules. In the event this corporation does not obtain shareholder approval, this corporation shall have the right, at its option (the “Redemption Right”), to redeem, out of funds legally available therefor, all or any part of the Excess Shares at a redemption price, payable in cash, equal to the Series B Original Issue Price per share together with accrued and unpaid dividends on any such shares that are redeemed (the “Redemption Price”). This corporation may exercise the Redemption Right by providing notice by mail, first class postage prepaid, to each holder of Series B Stock of record (at the close of business on the business day preceding the day on which notice is given) of the Series B Stock to be redeemed, at the address last shown on the records of this corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the date that the redemption is to occur (the “Redemption Date”), the place at which payment may be obtained and calling upon such holder to surrender to this corporation, in the manner and at the place designated, such holder’s certificate or certificates representing the shares to be redeemed (the “Redemption Notice”). On or after the Redemption Date, each holder of Series B Stock to be redeemed shall surrender to this corporation the certificate or certificates representing such shares in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series B Stock designated for redemption in the Redemption Notice as holders of Series B Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates and except as provided in Section 6(c)) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this corporation or be deemed to be outstanding for any purpose whatsoever.
      5.     Exchange Right
      (a) At any time beginning on the date hereof and ending on the later of April 21, 2003 or six months after the end of the Research and Development Term (as defined by the Joint Development and Operating Agreement among this corporation, Elan Pharmaceuticals, plc, a public liability corporation incorporated under the laws of Ireland, Elan International Services, Ltd., a Bermuda corporation (“EIS”) and Targeted Genetics Newco, Ltd., a Bermuda corporation (“Newco”)), provided that no shares of Series B Stock representing the shares initially issued and sold by this corporation to EIS and its affiliates, together with those issued or issuable in respect of dividends provided for in Section 1, have been converted as provided in Section 3.1(a) or 3.1(b), the holders of the Series B Stock (by act of the holders of a majority of the Series B Stock) shall have the right to exchange 100% of such shares of Series B Stock (the “Exchange Right”) with this corporation for 100% of the outstanding preferred shares of Newco, held by this corporation, representing 30.1% of the beneficial interest in the aggregate issued and outstanding capital stock of Newco on a fully diluted basis, so that, after giving effect to the exercise of the Exchange Right, such holders will own such issued and outstanding capital stock of Newco representing 50.0% of the beneficial interest in the aggregate issued and outstanding capital stock of Newco on a fully diluted basis.

      (b) In order to exercise the Exchange Right, the holders shall provide written notice thereof to this corporation, setting forth (i) the fact that such holders intend to exercise the Exchange Right and (ii) the proposed date for such exercise (the “Exercise Date”), which shall be between 10 and 30 days after the date of such notice. On the Exercise Date, (x) the holders shall tender their shares of Series B Stock to this corporation for cancellation and (y) this corporation shall cause to be delivered to EIS, acting on behalf of such holders, such shares of Newco. The holders and this corporation shall take all other necessary or appropriate actions in connection with or to effect such closing.
      (c) If any shares of Series B Stock are converted into shares of Common Stock pursuant to Section 3.1(a) or 3.1(b), the Exchange Right shall terminate and be of no further force or effect with respect to such shares or with respect to those shares of Series B Stock issued as dividends pursuant to Section 1. If all or any shares of the Series B Stock are converted to shares of Common Stock upon the occurrence of a Significant Transaction, the Exchange Right shall be preserved for its full term as provided in Section 5(a), except that, to exercise the Exchange Right, EIS shall be obligated to tender the consideration received by EIS upon the automatic conversion of the Series B Stock in connection with such Significant Transaction. If this corporation exercises the Redemption Right with respect to any shares of Series B Stock, the Exchange Right shall be preserved for its full term, except that, to exercise the Exchange Right, in addition to tendering any shares of Series B Stock then outstanding, EIS shall be obligated to tender the consideration received by EIS upon the redemption of any Excess Shares in connection with this corporation’s exercise of its Redemption Right.
      6.     Protective Provisions
      So long as any shares of Series B Stock are outstanding, this corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series B Stock, voting as a separate class or series, amend its Articles of Incorporation so as to adversely affect the rights, preferences or privileges of the Series B Stock or any holder thereof, including, without limitation, by creating any series of Preferred Stock (or issuing shares under any such series) that is senior in right of payment upon liquidation, in respect of dividends or otherwise to the Series B Stock, or adversely change the rights of the holders of the Series B Stock in any other respect; provided, however, that the creation of any series of Preferred Stock (or issuance of shares under any such series) that is pari passu in respect of dividends or otherwise with the Series B Stock shall not be deemed to adversely affect the rights, preferences or privileges of the Series B Stock or any holder thereof or change the rights of the holders of the Series B Stock in any other respect.
      7.     Status of Converted, Redeemed or Exchanged Stock
      In the event any shares of Series B Stock shall be converted pursuant to Section 3, redeemed pursuant to Section 4 or exchanged pursuant to Section 5, the shares so converted, redeemed or exchanged shall be cancelled and shall not be reissuable by this corporation.

TARGETED GENETICS CORPORATION

By:

H. Stewart Parker, President
and Chief Executive Officer
Dated:                                       , 2005

PROXY

TARGETED GENETICS CORPORATION

This proxy is solicited on behalf of Targeted Genetics Corporation’s board of directors for the Annual Meeting of Stockholders
to be held on May 26, 2005

     The undersigned hereby appoint(s) H. Stewart Parker and Todd E. Simpson, and each of them, as proxies, with full power of substitution, to represent and vote as designated all shares of common stock of Targeted Genetics Corporation held of record by the undersigned on March 25, 2005 at Targeted Genetics’ Annual Meeting of Shareholders, to be held at the Washington Athletic Club, 1325 Sixth Avenue, Seattle, Washington, at 9:00 a.m. local time on May 26, 2005, with authority to vote on the matters listed below and with discretionary authority as to any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.

IMPORTANT—PLEASE COMPLETE, DATE AND SIGN ON THE OTHER SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE▲

You can now access your TARGETED GENETICS CORPORATION account online.

Access your Targeted Genetics Corporation shareholder/stockholder account online via Investor ServiceDirect® (ISD).

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SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2 AND PROPOSAL 3.
Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The board of directors recommends a vote “FOR” the nominees in Proposal 1.		WITHHOLD AUTHORITY
	FOR the	to vote for
	Nominees	the Nominees
(1) ELECTION OF DIRECTORS:	☐	☐
TWO CLASS 2 DIRECTORS
Nominees:	01 Joseph M. Davie
02 Louis P. Lacasse

WITHHOLD for the following only: (write the name of the nominee(s) in the space below)

The board of directors recommends a vote “FOR” Proposal 2.	FOR	AGAINST	ABSTAIN
(2) AMEND TARGETED GENETICS CORPORATION’S	☐	☐	☐
AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK FROM 120,000,000 SHARES TO 180,000,000 SHARES

I plan to attend the annual meeting.	☐

The board of directors recommends a vote “FOR” Proposal 3	FOR	AGAINST	ABSTAIN
(3) RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS	☐	☐	☐
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR YEAR ENDING DECEMBER 31, 2005

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Dated:	, 2005

Signature

Signature if held jointly

Please sign exactly as your name appears on your share certificate(s). Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of corporations, partnerships, associations, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.

Signature	Signature	Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ FOLD AND DETACH HERE ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/TGEN Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.